EXHIBIT 99.1


     *** Indicates omitted material that is the subject of a confidential request filed separately with the Commission.


                    TRADEMARK LICENSE AND SUPPLY AGREEMENT
                    --------------------------------------

      THIS TRADEMARK LICENSE AND SUPPLY AGREEMENT (this "Supply Agreement") is dated this 25th day of January 2007 (the "Effective Date") and is between CARRINGTON LABORATORIES, INC. ("CARRINGTON"), a Texas corporation with its principal place of business located at 2001 Walnut Hill Lane, Irving Texas 75038, and MANNATECH, INCORPORATED ("MANNATECH"), a Texas corporation with its principal place of business located at 600 S. Royal Lane, Suite 200, Coppell, Texas 75019. Collectively, CARRINGTON AND MANNATECH are hereinafter referred to as "Parties."

                                   Recitals
                                   --------

      WHEREAS, CARRINGTON desires to sell to MANNATECH and MANNATECH desires to purchase from CARRINGTON, a bulk aloe vera mucilaginous polysaccharide (hereinafter referred to under the product name of "Manapol[R] powder") in quantities, at the price and upon the terms and conditions set forth herein; and

      WHEREAS, CARRINGTON claims the ownership of the trademark Manapol[R];

      WHEREAS, MANNATECH is desirous of obtaining from CARRINGTON, and CARRINGTON is willing to grant to MANNATECH, a license to use the product name Manapol[R] powder (the "Mark") in connection with the advertising and sale of products manufactured by or for MANNATECH that contain Manapol[R] (herein the "Manufactured Products");

      WHEREAS, CARRINGTON and MANNATECH are mutually desirous of insuring the consistent quality of all products sold in connection with the Mark; and

      WHEREAS, the Parties desire to memorialize in this Agreement the arrangement between the Parties pursuant to which MANNATECH shall purchase Manapol[R] powder directly from CARRINGTON at the prices set forth herein for the exclusive purpose of manufacturing the Manufactured Products.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Parties hereto agree as follows.

                                  Agreement
                                  ---------
 1.   Term.
      ----
      The term of this Supply Agreement shall  be for a period of thirty  six
      (36) months from December 31, 2006 to December 31, 2009 (the "Term") unless further extended or sooner terminated as provided herein. The Term may be extended by the Parties for an additional one (1) year period (the "Extension Period"), provided that, at least sixty (60) days prior to the end of the Term, the Parties mutually agree in writing on the quantity and price of Manapol[R] powder to be sold by CARRINGTON and purchased by MANNATECH hereunder during such Extension Period. At least one hundred and twenty (120) days prior to the end of the Term, the Parties shall commence good faith negotiations to determine and agree upon the quantity and price of Manapol[R] powder to be purchased for the Extension Period. If the Parties are unable to so agree on the quantity and price, this Supply Agreement shall terminate effective at the end of the initial Term. Nothing contained in this Paragraph 1 shall be deemed to (i) obligate the Parties to agree upon the quantity and price; (ii) obligate a party to negotiate with the other party regarding the quantity or price if the other party is then in default under this Supply Agreement or the License Agreement; or
      (iii) limit the rights of either party under Paragraph 14 herein.

 2.   Sale and Purchase.
      -----------------

      2.1 Subject to the terms and conditions of this Supply Agreement, CARRINGTON shall sell to MANNATECH and MANNATECH shall purchase from CARRINGTON, not less than *** kilograms of Manapol[R] per month during the first twenty-four (24) months of the Term. With respect to the final twelve 12 month period of the Term, the Parties shall commence negotiations regarding the volume commitment no later than ninety (90) days prior to the end of the first twenty-four (24) months of the Term. Further, the Parties acknowledge and agree that any purchase by Mannatech from Carrington of Manapol[R] powder or other aloe based bulk raw material product shall satisfy the volume purchase commitments set forth in this Supply Agreement.

      2.2 In the event that MANNATECH reasonably anticipates that it shall require more than 115 kilograms more Manapol[R] powder than its prior monthly order, CARRINGTON will exert commercially reasonable efforts to deliver such order; however, Carrington shall guarantee delivery of such increase if MANNATECH provides CARRINGTON at least ninety (90) days' prior written notice thereof.

      2.3 MANNATECH agrees that all Manapol[R] powder shall be used only as an additive in human or animal health food products (in capsule, powder, tablet, liquid, gel, lotion or cream form) manufactured by or for MANNATECH and intended for sale to the ultimate consumer in the United States or any other of MANNATECH'S countries of operation set forth in either Paragraph 7 or Exhibit A, which is attached hereto and incorporated by reference herein, of this Supply Agreement.

      2.4 MANNATECH shall not combine Manapol[R] powder with any product or substance in any manner which would violate any laws, rules or regulations of any state, federal or other governmental body in which the Manufactured Products are sold. MANNATECH shall not combine Manapol[R] powder with any other substance in a Manufactured Product that is to be advertised or sold for use or consumption by humans or animals if the approval of the U.S. Food and Drug Administration (the "FDA") or the U.S. Department of Agriculture ("USDA") for such use or consumption is required and has not been obtained.

      2.5 Beginning on the first day of the Term, unless otherwise specified by the Parties and except as provided for in section 4 herein, MANNATECH agrees to purchase directly from CARRINGTON all quantities of Manapol[R] powder required to manufacture the Manufactured Products. CARRINGTON agrees that all purchases of Manapol[R] powder by MANNATECH pursuant to this Supply Agreement shall be credited on a monthly basis against any minimum purchase requirements by MANNATECH as set forth in this Supply Agreement.

      2.6 CARRINGTON shall, as an inventory buffer to account for increased demand, maintain a safety stock level of Manapol[R] powder in an amount equal to twenty-five percent (25%) of the minimum monthly requirement set forth in Paragraphs 2.1 and 4 herein. This inventory buffer must be replenished so that the Manapol[R] powder inventory is maintained in the U.S. at this pre-determined safety stock level throughout the Term of this Supply Agreement. Notwithstanding the foregoing, MANNATECH shall have no liability or other responsibility whatsoever for loss or damage incurred by CARRINGTON with respect to inventory maintenance decisions, including but not limited to loss or damage which may result from changes in marketing or sales plans, projections, or the non-binding forecast as described in Paragraph 3, below.

      2.7 All sales to MANNATECH under this Supply Agreement shall be subject to payment terms of 1% - 10 days, net 30 days. The cash discount of 1% is allowed on invoices paid within ten (10) days of date of invoice. Where cash discount for prompt payment is not taken, the net total amount of invoice is due 30 days from date of invoice.

 3.   Forecast.
      --------
      Subject to Paragraphs 2.1 and 4, for each calendar month during the Term, MANNATECH shall provide CARRINGTON with a non-binding twelve (12) month rolling forecast of the minimum and target aggregate quantities of Manapol[R] powder (the "Forecast"). The first Forecast shall be provided by MANNATECH no later than the first day of the Term, with subsequent Forecast updates due on or before the fifteenth (15th) of each month thereafter throughout the Term (including any extension period). The Parties acknowledge and agree that the Forecast is for the sole purpose of permitting the Parties to plan scale-up activities and future purchases of Manapol[R] powder and shall not constitute an obligation of MANNATECH to purchase the quantities of Manapol[R] powder indicated in any Forecast.

 4.   Pricing.
      -------
      The price per kilogram payable by MANNATECH to CARRINGTON for Manapol[R] powder shall be based on a twelve month schedule and subject to a minimum monthly quantity of Manapol[R] powder purchased by MANNATECH during a calendar month and shall be as set forth under the terms of this Supply Agreement. The Parties agree that the quantity of 2006 purchases of Manapol [R] powder made subsequent to November 17, 2006 which exceed 900 kilograms in the aggregate shall reduce the aggregate minimum guaranteed purchase quantity for 2007 according to the mutually agreed-upon schedule as set forth in Exhibit B, which is attached hereto and incorporated by reference herein.

      MANNATECH, shall bear all, insurance and similar costs, and all sales taxes, with respect to such purchases. The purchase price of Manapol[R] powder, together with all related freight, insurance and similar costs, and sales taxes, shall be paid by MANNATECH as appropriate to CARRINGTON, subject to Section 2.7, within thirty (30) days after the date of invoice

 5.   Orders; Deliveries.
      ------------------
      MANNATECH shall instruct CARRINGTON from time to time during the Term, by placing a purchase order with CARRINGTON reasonably in advance of the date it desires Manapol[R] powder to be delivered to it hereunder, as to (a) the quantities of Manapol[R] powder to be delivered (b) the specific date of delivery, (c) the specific location of delivery and
      (d) the particular carrier or particular type of carrier for such delivery. In no event shall CARRINGTON be required to deliver to
      MANNATECH in any consecutive three-month period a quantity of Manapol[R] powder in excess of 125% of the maximum delivery requirement for such period set forth in the non-binding Forecast for such period accepted by CARRINGTON. The quantities of Manapol[R] powder ordered pursuant to this Supply Agreement from time to time shall be spaced in a reasonable manner. Deliveries of Manapol[R] powder shall be made by CARRINGTON under normal trade conditions in the usual and customary manner being utilized by CARRINGTON at the time and location(s) for the particular delivery. The Manapol[R] powder delivered hereunder shall be packaged in five (5) kilogram containers. All deliveries of Manapol[R] powder hereunder shall be made by CARRINGTON, delivered duty paid, to MANNATECH, Coppell, TX; all other destinations Ex Works, Irving, TX (Incoterms 2000). The Parties agree that retained samples of the Manapol[R] powder will be provided to MANNATECH for testing on a mutually agreeable basis.

 6.   Exclusivity.
      -----------
      6.1 MANNATECH agrees that any purchases of Manapol[R] powder from CARRINGTON pursuant to the terms of this Supply Agreement shall be used exclusively in connection with the production of the
           Manufactured Products by or for MANNATECH. Without limitation, MANNATECH agrees that it shall not sell Manapol[R] powder purchased pursuant to the terms of this Supply Agreement in bulk or otherwise, or use any purchases of Manapol[R] powder purchased pursuant to the terms of this Supply Agreement in connection with the production of products on behalf of any other party.

      6.2 CARRINGTON and MANNATECH agree that the Supply Agreement shall be exclusive to the extent that CARRINGTON may not sell or distribute Manapol[R] powder or other Manapol[R] products in bulk or wholesale form for sale or otherwise, to anyone whom MANNATECH has by written notice to CARRINGTON identified as (and who is), an independent Associate of MANNATECH ("Associate"), or whom CARRINGTON knows or should have known to be an Associate of MANNATECH. For the purposes of this Agreement, an Associate is an individual or business entity which has been assigned a MANNATECH account number, is bound by MANNATECH'S Associate Agreement and the terms and conditions related thereto, and which has placed at least one order for MANNATECH products during the prior twelve
           (12) month period. For purposes of this Paragraph 6.2 and its Subparagraphs, the words "bulk" or "wholesale" shall refer only to a sale of one (1) kilogram or more of Manapol[R] raw material.

        6.2.1 For a period of at least five (5) years from the date of shipment (or for such longer period if requested by MANNATECH), CARRINGTON agrees to keep complete records of the manufacture and storage for, and the shipment, and sale of the Manapol[R] powder to, MANNATECH and, upon ten (10) days' prior written request by MANNATECH, to make these records available to MANNATECH for its review and inspection.

        6.2.2 CARRINGTON agrees to discontinue making bulk or wholesale sales or distributions of Manapol[R] raw material to any Associate within thirty (30) days after receipt of written notice from MANNATECH identifying such Associate. If CARRINGTON fails to comply with such notice and/or otherwise continues to violate this provision, MANNATECH shall have the right to terminate this Supply Agreement and such termination shall be effective upon receipt by CARRINGTON.

 7.   Trademark License.
      -----------------
      7.1  Grant of License; Use of Mark.
      CARRINGTON hereby grants to MANNATECH the non-transferable, non-exclusive right and royalty-free license to use the Mark in connection with the labeling, advertising and sale of the Manufactured Products sold by MANNATECH during the Term of this Supply Agreement. During the Term of this Supply Agreement, MANNATECH shall have (a) the non-exclusive right to use the Mark in connection with the Manufactured Products that are intended for sale to the ultimate consumer in the United States, Canada, Mexico, and South Africa; and (b) the non-exclusive right to use the Mark in connection with the Manufactured Products that are intended for sale to the ultimate consumer in places other than the United States, Canada, Mexico, and South Africa that are specifically and mutually agreed upon from time to time and listed in Exhibit A hereto. The countries in Exhibit A may be removed by CARRINGTON upon ninety (90) days' prior written notice from CARRINGTON to MANNATECH that an exclusive Trademark License Agreement has been executed for that country. In that event, MANNATECH shall no longer be allowed to use the Mark within the country removed by CARRINGTON after its existing supplies have been exhausted. Relative to Japan, MANNATECH may use the Mark on a non-exclusive basis under the same conditions as those countries listed in this Paragraph 7.1 and Exhibit A except that no drink may be sold using Manapol[R] powder or the Mark in Japan.

        7.1.1 MANNATECH shall not have the right to grant sublicenses without the written permission of CARRINGTON with respect to the license granted herein; however, MANNATECH may engage a third party to make and affix labels for the Manufactured Products in compliance with this Supply Agreement and/or to distribute and sell the Manufactured Products in compliance with the terms and conditions of this Supply Agreement, in which event MANNATECH will be expressly obligated to ensure full compliance by such third parties with all terms and conditions of this Supply Agreement.

        7.1.2 MANNATECH shall not represent in any manner that it owns any right, title or interest in or to the Mark. MANNATECH acknowledges that its use of the Mark shall inure to the benefit of CARRINGTON and shall not create in MANNATECH'S favor any right, title or interest in or to the Mark.

        7.1.3 Upon the expiration or termination of this Agreement, MANNATECH will cease and desist from all use of the Mark in any manner and will not adopt or use, without CARRINGTON'S prior written consent, any work or mark which is confusingly or deceptively similar to the Mark, except that MANNATECH may continue to use the Mark under the terms and conditions of this Supply Agreement in connection with any remaining supplies of Manapol[R] powder for the lesser of (a) a period of ninety (90) days from the date of such expiration or termination; or (b) until such supplies are exhausted by MANNATECH.

        7.1.4 The Manufactured Products shall be manufactured, packaged, labeled, advertised, marketed and sold in compliance with (i) the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder, if sold for use within the United States, and (ii) all other applicable laws, rules and regulations if sold for use outside the United States.

        7.1.5 MANNATECH shall not use the Mark except as specifically set forth herein. Without limiting the generality of the preceding sentence, MANNATECH shall not use the Mark in connection with the sale or advertising of any products other than the Manufactured Products. Any use of the trademark, "Manapol[R]," pursuant to this Supply Agreement is non-exclusive. Whenever the Licensee uses the trademark, "Manapol[R]," it shall take all reasonable measures to assure that there is no confusion of ownership of the Mark or the substance which it identifies.

        7.1.6 CARRINGTON shall not acquire any right under this Agreement to use, and shall not use, the name "Mannatech[TM]," "Mannatech[TM], Incorporated," or "Ambrotose[R]" (either alone or in conjunction with or as a part of any other word or name) or any other trademarks, trade names, service marks, fanciful characters or designs of MANNATECH or any of its affiliates in any advertising, publicity or promotion or other materials or uses, or to express or imply any endorsement of CARRINGTON'S products or services, or in any manner or for any purpose whatsoever, without the prior written consent of MANNATECH expressly authorizing such use. The provisions of this Subparagraph shall survive termination or expiration of this
             Supply Agreement or any determination that this Supply Agreement or any portion of it is void or voidable.

        7.1.7 At CARRINGTON'S request and sole discretion, option and expense, MANNATECH shall take whatever action is reasonably necessary to assist CARRINGTON or its assigns in perfecting, protecting or enforcing CARRINGTON'S rights in and to the Mark. MANNATECH understands that CARRINGTON or its assigns may rely solely on MANNATECH'S use of the Mark to maintain registration with the United States Patent and Trademark Office.

      7.2  Labels and Advertising.

        7.2.1 All labels and advertising relating to the Manufactured Products offered in connection with the Mark must strictly comply with all applicable rules and regulations of the FDA if sold for use within the United States, and all other applicable laws, rules and regulations wherever sold.

        7.2.2 If MANNATECH uses the Mark in its labels, packaging, advertising and promotional materials for the Manufactured Products, MANNATECH shall also indicate that such Mark is the registered trademark of Licensor and shall take all commercially reasonable measures to assure that there is no confusion of ownership of the Mark.

        7.2.3 MANNATECH agrees not to make, and to use commercially reasonable efforts to ensure that its Associates, agents or distributors do not make any claims regarding any properties or results relating to Manapol[R] powder or any Manufactured Product which would violate any applicable law.

        7.2.4 MANNATECH shall take all steps reasonably necessary to ensure that its distributors and any other parties to whom it sells any of the Manufactured Products for resale do not re-label, repackage, advertise, sell or attempt to sell Manapol[R] powder or any of the Manufactured Products in a manner that would violate this Supply Agreement.

        7.2.5 If MANNATECH desires to seek FDA or USDA approval as to any specific claims with respect to Manapol[R] powder or any Manufactured Product, MANNATECH herby agrees to (i) notify CARRINGTON of the claims and the application prior to filing; and (ii) to keep CARRINGTON informed as to the progress of the application, including but not limited to sending CARRINGTON copies of all communications or notes to or from the FDA or USDA, as applicable.

        7.2.6 If CARRINGTON so requests and upon sixty (60) business days' prior written notice from CARRINGTON to MANNATECH, MANNATECH shall not use any label, advertisement or marketing material that contains the Mark unless such label, advertisement or marketing material has first been submitted to and approved by CARRINGTON; provided, however, such approval requirement shall not apply to any such label, advertisement, or other marketing material that has been previously approved by CARRINGTON. CARRINGTON shall not unreasonably withhold its approval of any such label, advertisement or marketing material. If CARRINGTON does not notify MANNATECH that CARRINGTON disapproves the label, advertisement or marketing material within fifteen
             (15)  days  from the  date  CARRINGTON receives  the  materials, then MANNATECH may commence using the materials. However, CARRINGTON may still disapprove such label, advertisement, or marketing material by notice to MANNATECH, and MANNATECH must then cease using such materials upon receipt of such notice. If CARRINGTON disapproves the label, advertisement, or marketing material after said fifteen (15) days, then CARRINGTON shall reimburse MANNATECH for its actual costs for producing any unused materials and for any unavoidable contractual obligations to distribute such materials. MANNATECH shall not use any labels, advertisement, or marketing material that CARRINGTON has disapproved.

 8.   Representations and Warranties; Non-conforming Goods; Quality Control.
      ---------------------------------------------------------------------
      8.1 CARRINGTON warrants and represents to MANNATECH that it has established procedures for the manufacture and supply of the Manapol[R] powder and that all Manapol[R] powder sold by CARRINGTON pursuant to this Supply Agreement will:

           (i) conform to the quality specifications set forth in Exhibit C to this Supply Agreement, which is attached hereto and incorporated by reference herein, and that Manapol[R] powder is a food supplement under the FDA's rules and regulations;

          (ii) have been formulated, manufactured, stored, tested, labeled, and shipped in accordance with current good manufacturing practices as promulgated by the FDA and all other applicable laws and regulations; and

          (iii) not be (a) adulterated or misbranded by CARRINGTON within the meaning of the Food, Drug & Cosmetic Act ("FD&C Act"), (b) an article that may not be introduced into interstate commerce under the FD&C Act, or (c) an article that fails to comply with any or all applicable laws and regulations.

           Further, CARRINGTON warrants and represents that its facilities have been adequately designed, qualified, and maintained and that it has any and all appropriate licenses, permits, and authorizations from all applicable federal, state, and local authorities such that it may carry out its obligations under this Supply Agreement.

      8.2 IF MANNATECH REJECTS IN WHOLE OR IN PART ANY NONCONFORMING SHIPMENT OF MANAPOL[R] POWDER, MANNATECH SHALL PROVIDE CARRINGTON WRITTEN NOTICE OF SUCH REJECTION NO LATER THAN THIRTY (30) DAYS
        AFTER RECEIPT OF SUCH SHIPMENT OF MANAPOL[R] POWDER. UPON SUCH NOTICE, THE PARTIES AGREE THAT MANNATECH'S EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTY HEREUNDER IS, AT MANNATECH'S SOLE OPTION, EITHER (A) THE DELIVERY BY CARRINGTON, AT ITS SOLE EXPENSE, OF ADDITIONAL QUANTITIES OF CONFORMING MANAPOL[R] POWDER IN REPLACEMENT OF ANY NON-CONFORMING MANAPOL[R] POWDER; OR (B) THE REFUND OF THE CONTRACT PRICE FOR THE MANAPOL[R] POWDER COVERED BY THE WARRANTY. UPON RECEIPT OF NOTICE FROM MANNATECH OF NON-CONFORMING GOODS, CARRINGTON SHALL, WITHIN TWO (2) BUSINESS DAYS, PROVIDE MANNATECH WITH A DELIVERY SCHEDULE REPRESENTING CARRINGTON'S BEST ESTIMATE OF THE DATES BY WHICH IT CAN PROVIDE CONFORMING GOODS. MANNATECH SHALL HAVE TEN (10) BUSINESS DAYS FOLLOWING RECEIPT OF SUCH DELIVERY SCHEDULE TO NOTIFY CARRINGTON OF ITS ELECTION TO EITHER ACCEPT THE DELIVERY SCHEDULE OR ELECT TO RECEIVE A REFUND OF THE CONTRACT PRICE FOR THE NON-CONFORMING GOODS. IF A REFUND IS ELECTED BY MANNATECH, PAYMENT IN FULL SHALL BE MADE BY CARRINGTON TO MANNATECH WITHIN 10 DAYS OF CARRINGTON'S RECEIPT OF MANNATECH'S NOTICE OF ELECTION OF
        REFUND. FAILURE BY MANNATECH TO TIMELY RESPOND TO ITS OPTION TO ELECT A REFUND WILL BE DEEMED ACCEPTANCE OF THE DELIVERY SCHEDULE.

        IF  CARRINGTON  FAILS  TO  TIMELY  SUPPLY  THE  CONFORMING  GOODS  IN
        ACCORDANCE WITH THE SCHEDULE PROVIDED TO AND ACCEPTED BY MANNATECH OR IF CARRINGTON FAILS TO TIMELY REMIT ANY REFUND DUE HEREUNDER, THEN SUCH FAILURE SHALL BE DEEMED A MATERIAL BREACH OF THIS SUPPLY AGREEMENT AND SHALL BE SUBJECT TO TERMINATION IN ACCORDANCE WITH PARAGRAPH 16.2.

        Shipments of Manapol[R] powder not meeting the applicable quality specifications may, at CARRINGTON'S option and expense, be returned to CARRINGTON or destroyed by MANNATECH. If CARRINGTON is unable to produce conforming Manapol[R] powder, any sums actually paid therefore will be promptly refunded within ten (10) days after MANNATECH'S receipt of such notice.

      8.3 EXCEPT AS PROVIDED IN PARAGRAPH 8.1, THERE ARE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS, AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT MADE WITH RESPECT TO THE MANAPOL[R] POWDER TO BE SOLD HEREUNDER, AND NONE SHALL BE IMPLIED BY LAW.

      8.4 Upon providing reasonable advance notice, which in no event shall be less than five (5) business days, MANNATECH shall have the right to perform quality inspections, of (a) the premises at which the Manapol[R] powder or other aloe based products are produced; (b) all of CARRINGTON'S facilities and equipment relating to manufacture, storage and delivery of the Manapol[R] powder and all components thereof; and (c) the Manapol[R] powder, prior to their shipment to MANNATECH or its designated manufacturer. MANNATECH may engage the services of an independent inspection firm, selected in its sole discretion, to perform such inspections.

 9.   Insurance.
      ---------
      During the Term (including any extension) of this Supply Agreement, CARRINGTON shall have obtained (prior to commencement) and shall continuously maintain the insurance coverage described in this Paragraph at its sole cost and expense. CARRINGTON shall provide to MANNATECH certificates of insurance evidencing such coverage. Each of the policies shall include MANNATECH as an additional insured. CARRINGTON will provide MANNATECH with at least thirty (30) days' prior written notice of renewal, cancellation or any material change in coverage. CARRINGTON shall notify MANNATECH of all legal actions or proceedings instituted by or against CARRINGTON reasonably likely to adversely affect CARRINGTON'S performance of its obligations under the Agreement. Failure by CARRINGTON to maintain insurance coverage according to this Paragraph 9 shall constitute a material breach of this Supply Agreement. It is understood and agreed that the furnishing of such insurance certificate will not relieve CARRINGTON of its other respective obligations under this Supply Agreement. CARRINGTON shall obtain and maintain product liability coverage in an amount of not less than Ten Million and Dollars ($10,000,000.00) written on a claims made basis.

 10.  Additional Products.
      -------------------
      CARRINGTON and MANNATECH hereby agree in good faith to conduct future negotiations regarding the supply by CARRINGTON to MANNATECH of additional bulk raw material or finished products.

 11.  Additional Parties.
      ------------------
      CARRINGTON and MANNATECH agree that if additional parties are added to this Supply Agreement, including but not limited to contract manufacturing vendors of MANNATECH, such additional parties will be subject to all of the same terms and conditions of this Supply Agreement.

 12.  Confidential Information.
      ------------------------
      12.1 Each party may find it beneficial to disclose to the other party certain information which may include, but is not limited to, (a) patents and patent applications, (b) trade secrets, (c) copyrighted information, and/or (d) proprietary information, which may include but is not limited to discoveries, ideas, techniques, concepts, know-how, techniques, designs, specifications, drawings, maps, blueprints, diagrams, flow charts, information concerning research and development, and/or other technical, financial or business information. Such information, which may be provided in written, encoded, graphic, or other tangible form shall be deemed to be confidential and proprietary if it is clearly marked "confidential." If the information is provided orally, it shall be deemed to be confidential and proprietary if it is so identified by the disclosing party at the time of such disclosure. Either party may confirm, within five (5) days of making oral confidential statements, that such information was confidential and proprietary. The information disclosed as set forth above shall be deemed "Confidential Information."

      12.2 CARRINGTON recognizes and acknowledges that MANNATECH'S trade name(s), trademarks, copyrights, patents, marketing plans, identity of and related information regarding its Associates, product formulations and other proprietary product information and any information relating to the management and/or operations of MANNATECH are valuable, proprietary assets belonging to MANNATECH and as such are the sole property and may constitute trade secrets of MANNATECH. CARRINGTON specifically agrees that it will not at any time, during or after the performance of the Supply Agreement, in any manner, either directly or indirectly, use, divulge, disclose, or communicate to any person, firm or corporation, any Confidential Information of any kind, nature, or description concerning any matters affecting or relating to the business of MANNATECH. For the avoidance of doubt, MANNATECH'S Confidential Information includes but is not limited to:
           MANNATECH genealogies (being the information held by MANNATECH or by any current or former Associate of MANNATECH related to its Associates including without limitation its relationship with each of its Associates, the Associate's name, upline and downline, charts, data reports, proprietary product information which may from time-to-time be made known to CARRINGTON, the names or practices of any of MANNATECH'S customers or Associates; MANNATECH'S marketing methods and related data; the names of MANNATECH'S vendors or suppliers; costs of materials; costs of its products generally, the prices MANNATECH obtains or has obtained or at which it sells or has sold its products or services; manufacturing and sales costs; lists or other written records used in MANNATECH's business; compensation paid to its Associates, details of training methods, new products or new uses for old
           products,  merchandising  or   sales  techniques,  contracts   and
           licenses, business systems, computer programs, or any other confidential information of, about, or concerning the business of MANNATECH; its manner of operation or other confidential data of any kind, nature or description.

      12.3 MANNATECH recognizes, acknowledges, and agrees that CARRINGTON'S trade name(s), trademarks, copyrights, patents, marketing plans, product formulations, know-how, compounds, products, processes, designs, production methods and techniques and other proprietary product information and any information relating to the management and/or operations of CARRINGTON are valuable, proprietary assets and Confidential Information belonging to CARRINGTON and as such are the sole property of CARRINGTON and may constitute trade secrets of CARRINGTON. MANNATECH specifically agrees it will not at any time, during or after the performance of the Supply Agreement, in any manner, either directly or indirectly, use, divulge, disclose, or communicate to any person, firm or corporation, any confidential information of any kind, nature, or description concerning any matters affecting or relating to the business of CARRINGTON. For the avoidance of doubt, CARRINGTON'S Confidential Information includes but is not limited to: the names or practices of any of CARRINGTON'S customers; CARRINGTON'S marketing methods and related data; the names of CARRINGTON'S vendors or suppliers; costs of materials; costs of its products generally, the prices CARRINGTON obtains or has obtained or at which it sells or has sold its products or services; manufacturing and sales costs; lists or other written records used in CARRINGTON'S business, details of training methods, new products or new uses for old products, merchandising or sales techniques, contracts and licenses, business systems, computer programs, or any other confidential information of, about, or concerning the business of CARRINGTON; its manner of operation or other confidential data of any kind, nature or description.

      12.4 Prior to the execution of this Supply Agreement, the Parties may have provided each other with information considered "Confidential Information." Such information supplied prior to the execution of this Supply Agreement shall be considered in the same manner and be subject to the same treatment as the Confidential Information made available after the execution of this Supply Agreement.

      12.5 Information shall not be considered "Confidential Information" to the extent, but only to the extent, that the receiving party can establish that such information (a) is or becomes generally known or available to the public through no fault of the receiving party; (b) was in the receiving party's possession before receipt from the disclosing party; (c) is lawfully obtained from a third party who has the right to make such disclosure; (d) has been independently developed by the receiving party without use of or reference to any Confidential Information of the disclosing party; or (e) is required to be disclosed in order to comply with applicable law or regulation or with any requirement imposed by judicial or administrative process or any governmental or court order but only to the extent required and, provided that, the recipient in each instance before making such disclosure first:
           (i) immediately upon receipt of such order notifies the other party of such order; and (ii) cooperates with the other party in making, if available under applicable law, a good faith effort to obtain a protective order or other appropriate determination against or limiting disclosure or use of the Confidential Information, at no cost to the recipient party.

      12.6 All Confidential Information shall remain the exclusive property of the disclosing party. The disclosure of Confidential Information by the disclosing party shall not constitute an express or implied grant to the recipient party, of any rights to or under the disclosing party's patents, copyrights, trade secrets, trademarks or any other intellectual property rights. Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that each such party uses to protect its own non-public and confidential information, but in no event less than a commercially reasonable degree of care.

      12.7 Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Supply Agreement. Neither party will disclose to third parties the other's Confidential Information without prior written consent of such other party. Upon termination of this Supply Agreement or upon written demand of the disclosing party, the recipient party shall return (or destroy upon the direction of the disclosing party) any and all copies of the Confidential Information in its possession.

 13.  Remedies.
      --------
      13.1 CARRINGTON acknowledges that MANNATECH has devoted considerable time and resources in connection with the development of its sales force and products and establishment of goodwill associated with the same. CARRINGTON acknowledges that a breach by CARRINGTON of Paragraphs 6.2 or 12 would cause MANNATECH to suffer irreparable harm, for which damages would be difficult to assess and further agrees that MANNATECH shall be entitled to injunctive relief in addition to any other right or remedy MANNATECH may have, including without limitation, the remedy set forth in section 8.2 herein and/or the recovery of damages for the breach of this or any other surviving provision(s) in the Supply Agreement.

      13.2 MANNATECH acknowledges that CARRINGTON has devoted considerable time and resources in connection with the development of its products, production procedures and methods, trade secrets and intellectual property. MANNATECH acknowledges that a breach by it of Paragraphs 2.3, 6.1 or 12 would cause CARRINGTON to suffer irreparable harm, for which damages would be difficult to assess and further agree that CARRINGTON shall be entitled to injunctive relief in addition to any other right or remedy CARRINGTON may have, including without limitation, the recovery of damages for the breach of this or any other surviving provision(s) in the Supply Agreement.

 14.  Disclaimer and Indemnity.
      ------------------------
      14.1 Subject to CARRINGTON'S representations and warranties as set forth in Paragraph 8 herein, MANNATECH shall assume all financial and other obligations for the Manufactured Products, and CARRINGTON shall not incur any liability or responsibility to MANNATECH or to third parties arising out of or connected in any manner with the Manufactured Products. WITHOUT LIMITING IN ANY MANNER THE PROVISIONS OF SECTION 13.2, IN NO EVENT SHALL CARRINGTON BE LIABLE FOR LOST PROFITS, SPECIAL DAMAGES, CONSEQUENTIAL DAMAGES OR CONTINGENT LIABILITIES ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THIS AGREEMENT OR THE MANUFACTURED PRODUCTS. MANNATECH shall defend, indemnify and hold harmless CARRINGTON and its affiliates, and their respective officers, directors, employees and agents, from and against all claims, liabilities, demands, damages, expenses and losses (including reasonable attorneys' fees and expenses) arising out of or connected with (i) the manufacture, use, sale or other disposition of the Manufactured Products or other MANNATECH products; (ii) the wrongful or negligent use by MANNATECH of the Mark; or (iii) any breach by MANNATECH of any of its respective obligations under this Supply Agreement.

      14.2 Notwithstanding anything contained herein to the contrary, CARRINGTON shall assume all financial and other obligations related to its production of the Manapol[R] powder and/or other products supplied by CARRINGTON and MANNATECH shall not incur any liability or responsibility to CARRINGTON or to third parties arising out of or connected in any manner with the Manapol[R] powder or other products supplied to MANATECH by CARRINGTON provided such products are made, used, handled and sold by MANNATECH in compliance with this Agreement. WITHOUT LIMITING IN ANY MANNER THE PROVISIONS OF SECTION 13.1, IN NO EVENT SHALL MANNATECH BE LIABLE FOR LOST PROFITS, SPECIAL DAMAGES, CONSEQUENTIAL DAMAGES OR CONTINGENT LIABILITIES ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THIS AGREEMENT OR THE MANAPOL[R] POWDER OR OTHER MANAPOL[R] PRODUCTS. CARRINGTON expressly agrees to indemnify and hold harmless MANNATECH from and against claims, suits, losses, causes of action, damages, liabilities, and expenses including arbitration or court costs and attorney's fees, arising on account of injuries to or the death of any person, or damages to property including loss of use, from or in any manner connected with the Manapol[R] powder, or other products supplied by to MANNATECH by CARRINGTON or the work performed by or for MANNATECH under this contract, but only to the extent caused in whole or in part by the negligent acts or omissions of CARRINGTON or any of its employees, agents, representatives, subcontractors, or suppliers or anyone for whose acts they may be liable.

      14.3 Further, CARRINGTON agrees to indemnify MANNATECH against, and to reimburse MANNATECH for, all damages for which it is held liable in any proceeding brought by a third party in which MANNATECH'S use of the Mark, as permitted and in accordance with this Supply Agreement, is held to constitute trademark infringement or dilution, and for all costs MANNATECH reasonably incurs in the defense of any claim brought against it or in any proceeding in which it is named as a party (in each case, limited to expenses incurred prior to CARRINGTON'S assumption of the defense of such claim or proceeding), provided that MANNATECH promptly notifies CARRINGTON of the claim or proceeding and has otherwise complied with this Supply Agreement, and provided that MANNATECH has tendered control of the defense and settlement of the claim or proceeding to CARRINGTON.

 15.  Force Majeure.
      -------------
      Neither party shall be responsible for damages caused by its delay or failure to perform, in whole or in part, its obligations under this Supply Agreement or by its non-compliance with any of the terms of this Supply Agreement to the extent such delay, failure or non-compliance is due or attributable to flood, extreme weather, fire, hurricane, tornado or other natural calamity; acts of God; any law, order, action or request from the United States government or any other government having jurisdiction over the Manapol[R] powder or other Manapol[R] products, or any act of any governmental department or agency, or of any civil or military authority; war; national emergency; insurrection, riot or civil unrest; any terrorist attack or governmental response thereto; any strike, work stoppage or other labor difficulty; any product shortage; or any national or regional economic event not within its control. In case of any such force majeure event, the party incurring the force majeure event shall give the other party written notice within five (5) business days of the force majeure event, and thereafter such noticing party's obligations hereunder shall be suspended and discharged to the extent and for the duration of such force majeure event; provided, however, that the noticing party shall use its best efforts to mitigate the effects of such force majeure event. Upon expiration, settlement or other resolution of the force majeure event, the noticing party shall resume performance in full hereunder but shall not be required to make up for any suspended or discharged obligations. In the event CARRINGTON'S obligations hereunder are suspended or discharged due to any force majeure event, MANNATECH may enter into other reasonable arrangements with other suppliers or distributors to satisfy its requirements hereunder. Further, the Parties agree that MANNATECH shall receive a credit against its volume commitments in an amount equal to the volume of replacement product purchased from any such other supplier or distributor during the force majeure period.

 16.  Rights Upon Default; Termination.
      --------------------------------

      16.1  CARRINGTON'S Rights Upon Default.
            --------------------------------
        16.1.1 Termination With Cure Period. Upon the occurrence of any of the events specified below, MANNATECH shall be in default of this Supply Agreement and CARRINGTON shall have the right to terminate this Supply Agreement upon either thirty (30) days prior written notice for a non-monetary default or in the case of a monetary default, ten (10) days prior written notice (each a "Cure Period") to MANNATECH, specifying the default of this Supply Agreement which shall constitute good cause for termination and providing MANNATECH with the applicable Cure Period to cure the default giving rise to the good cause for termination. The termination shall be effective upon the expiration of the applicable Cure Period if MANNATECH fails to cure the default. It shall be a breach of this Supply Agreement and constitute good cause for termination of the Supply Agreement if
        MANNATECH:

                 (i) fails to purchase  the quantities  of Manapol[R]  powder specified in this Supply Agreement;

                (ii) refuses or otherwise fails to promptly pay when due  any monetary obligation to CARRINGTON under this Supply Agreement;

               (iii) misappropriates,  misuses,  or  makes  any  unauthorized use of the Mark or materially impairs the goodwill associated with the Mark;

                (iv) violates any  law, ordinance,  rule or  regulation of  a governmental agency in the connection with the Manufactured Products, and permits the same to go uncorrected after learning thereof; or

                 (v) fails to comply with any other provision of this  Supply
                     Agreement.

           Notwithstanding anything contained herein to the contrary, CARRINGTON shall not have the right to terminate this Supply Agreement if the corrective action necessary to cure such breach cannot be completed within the Cure Period; provided, however, that MANNATECH (i) has, within the Cure Period, initiated the necessary action required to cure such breach; and (ii) shall thereafter earnestly and continuously proceed to complete the corrective action necessary to cure the breach.

           16.1.2 Immediate Termination. CARRINGTON may immediately terminate this Agreement effective upon receipt of written notice to MANNATECH upon the occurrence of any one or more of the following events:

                 (i) MANATECH voluntarily seeks protection under any  federal or state bankruptcy or insolvency laws;

                (ii) a petition  for  bankruptcy  or  the  appointment  of  a receiver is filed against MANNATECH and is not dismissed within thirty (30) days thereafter;

               (iii) MANNATECH makes any assignment  for the benefit  of  its creditors;

                (iv) MANNATECH ceases doing business;

                 (v) MANNATECH  violates Article 7; or

                (vi) MANNATECH fails to  comply with any  other provision  of this Supply Agreement.

      16.2   MANNATECH'S Rights Upon Default.

           16.2.2 Termination With Cure Period. Upon the occurrence of any of the events specified below, CARRINGTON shall be in default of this Supply Agreement and MANNATECH shall have the right to terminate this Supply Agreement upon either thirty
                (30) days prior written notice for a non-monetary default or in the case of a monetary default, ten (10) days prior written notice (each a "Cure Period") to CARRINGTON, specifying the default of this Supply Agreement which shall constitute good cause for termination and providing CARRINGTON with the applicable Cure Period to cure the default giving rise to the good cause for termination. The termination shall be effective upon the expiration of the applicable Cure Period if CARRINGTON fails to cure the default. It shall be a breach of this Supply Agreement and constitute good cause for termination of the Supply Agreement if CARRINGTON:

                 (i) fails to  meet  and  adhere  to  the  Manapol[R]  powder quality specifications set forth in Exhibit C; provided, however, that CARRINGTON may cure such breach by supplying replacement Manapol[R] powder or refunding the applicable payment of non-conforming Manapol[R] powder as set forth in Section 8.2;

                (ii) violates any  law, ordinance,  rule or  regulation of  a governmental agency in the connection with the supply of Mannapol[R] powder to MANNATECH, and permits the same to go uncorrected after learning thereof;

               (iii) fails  to  maintain  or  suffers  cancellation   of  any
                     insurance policy required  under this Supply  Agreement;
                     or

                (iv) fails to comply with any other provision of this  Supply
                     Agreement.

           Notwithstanding  anything  contained   herein  to  the   contrary,
           MANNATECH shall not have the right to terminate this Supply Agreement if the corrective action necessary to cure such breach cannot be completed within the Cure Period; provided, however, that CARRINGTON (i) has, within the Cure Period, initiated the necessary action required to cure such breach; and (ii) shall thereafter earnestly and continuously proceed to complete the corrective action necessary to cure the breach.

           16.2.3 Immediate Termination. MANNATECH may immediately terminate this Agreement effective upon receipt of written notice to CARRINGTON upon the occurrence of any one or more of the following events:

                 (i) CARRINGTON violates Section 6.2.2;

                (ii) there is an immediate threat or danger to public  health or safety resulting from CARRINGTON'S production and/or supply of Manapol[R] powder;

               (iii) CARRINGTON   voluntarily  seeks  protection  under  any
                     federal or state bankruptcy or insolvency laws;

                (iv) A petition  for  bankruptcy  or  the  appointment  of  a
                     receiver  is  filed  against   CARRINGTON  and  is   not
                     dismissed within thirty (30) days thereafter;

                 (v) CARRINGTON makes any assignment  for the benefit of  its creditors; or

                (vi) CARRINGTON ceases doing business.

 17.  Further Assurances.
      ------------------
      The Parties shall execute and deliver such additional documents and take such additional actions as either party may deem necessary or appropriate to carry out more effectively the intent and purpose of this Supply Agreement. All such additional documents and actions shall be deemed to have been executed, delivered, or taken on the Effective Date of this Supply Agreement, except as may otherwise be appropriate.

 18.  Authority.
      ---------
      The Parties represent that they have full capacity and authority to grant all rights and assume all obligations they have granted and assumed under this Supply Agreement.

 19.  Assignment; Binding Effect.
      --------------------------
      The Parties hereto may not assign or otherwise transfer this Supply Agreement or any of its rights or obligations hereunder without the prior written consent of the other party; provided, however, that either party may assign any of its rights or obligations hereunder to an affiliate without the prior written consent of the other party. Subject to the immediately preceding sentence, this Supply Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

 20.  Counterparts.
      ------------
      This Supply Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 21.  Notices.
      -------
      All notices and other communications with respect to this Supply Agreement must be in writing and either (a) hand-delivered by the party giving notice or by a recognized overnight delivery service which requires a written receipt of delivery, or (b) sent by certified or registered mail, return receipt requested, addressed as follows or to such other address and attention as either of the parties shall notify the other in writing. If mailed, a notice will be deemed effective upon the earlier of its actual receipt or the third business day after it is postmarked.

         If to MANNATECH:   Mannatech, Incorporated
                            600 S. Royal Lane, Suite 200
                            Coppell, Texas 75019
                            Attention:  President
                            With a copy to General Counsel (at same address)

         If to CARRINGTON:  Carrington Laboratories, Inc.
                            2001 Walnut Hill Lane
                            Irving, Texas 75038
                            Attention:  President

 22. Applicable Law; Venue. This Supply Agreement shall be governed by and construed in accordance with the laws of Texas, without regard to any conflict-of-law rules that would apply any other law. Each party submits to the exclusive jurisdiction of the state and federal courts in and for Dallas County, Texas in connection with any dispute arising our of or relating to this Agreement.

 23. Interpretation. If any provision of this Supply Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Supply Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added as part of this Supply Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

 24.  No  Waiver.   The  failure  of  either  party  to  insist  upon  strict
      performance of any obligation hereunder by the other party, irrespective of the length of time for which such failure continues, shall not be a waiver of its right to demand strict compliance in the future. No consent or waiver, express or implied, by either party to or of any breach or default in the performance of any obligation hereunder by the other party shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

 25. No Inconsistent Actions. Each party hereto agrees that it will not voluntarily undertake any action or course of action inconsistent with the provisions or intent of this Supply Agreement and, subject to Paragraph 12 hereof, will promptly do all acts and take all measures as may be appropriate to comply with the terms, conditions and provisions of this Supply Agreement.

 26. Survival. The expiration or termination of this Supply Agreement shall not impair the rights or obligations of the Parties which have accrued hereunder prior to such expiration or termination. The provisions of Paragraphs 2.3, 8, 12, 14, 16 and 17 hereof, and the rights and obligations of the Parties thereunder, shall survive the expiration or termination of this Supply Agreement.

 27. Entire Agreement. Except as otherwise contemplated hereby, this Supply Agreement, constitutes the entire agreement between the Parties with regard to the subject matter contained herein, and supersedes all prior or contemporaneous oral or written agreements, conditions, representations, and/or understandings, between the Parties.

      IN WITNESS WHEREOF, the Parties have executed this Supply Agreement as of the Effective Date.

                                      MANNATECH, INCORPORATED,
                                      a Texas corporation

                                      By: _______________________
                                      Name: Terry L. Persinger
                                      Title: President and Chief
                                      Operating Officer

                                      CARRINGTON, INC.,
                                      a Texas corporation

                                      By: _______________________
                                      Name: Carlton E. Turner
                                      Title: CEO

                                  EXHIBIT A

   Switzerland

   The countries of the European Union as of November 30, 2006.

   Singapore

   Malaysia

   Australia

   New Zealand

   The Philippines

   Taiwan

   Hong Kong

   Japan

   South Korea

                                  EXHIBIT B


  ---------------------------------------------------------------------------
  Period            Months   Pricing/kg   Volume
  ---------------------------------------------------------------------------
  First 12 Months    1 - 5    ***         *** kg
  ---------------------------------------------------------------------------
                     6 _ 12   ***         *** kg
  ---------------------------------------------------------------------------
  Second 12 Months  13 - 24   ***         *** kg
  ---------------------------------------------------------------------------
  Third 12 Months   25 - 36   ***         To be negotiated and agreed upon
                                          by the Parties no later than ninety
                                          (90) days prior to the expiration
                                          of the Second 12 Month Period.
  ---------------------------------------------------------------------------

                                  EXHIBIT C


 MANAPOLR POWDER PRODUCT SPECIFICATION


 SOURCE:

     ***


 PROCESSING:

     Alcohol Precipitation and Freeze Drying Patented: U.S. and other patents


 PRODUCT SPECIFICATIONS:

     ***